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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE


                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 27, 2005


                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)




          DELAWARE                     1-4300                  41-0747868
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)        Identification Number)



                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as set forth by specific reference in such filing.

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 27, 2005, Apache Corporation issued a press release announcing financial and operating results for the fiscal year ended December 31, 2004. The full text of the press release is listed and furnished under Item 9.01 as
Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)   EXHIBITS.

EXHIBIT NO.        DESCRIPTION
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99.1 Press Release dated January 27, 2005, "Apache's 2004 Earnings Climb 49 percent to Record $1.7 Billion, or $5.03 per Share, as Cash from Operations, Production, Reserves also Reach
                   New Records"

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         APACHE CORPORATION


Date:  January 27, 2005                  /s/ ROGER B. PLANK
                                         -------------------------------
                                         Roger B. Plank
                                         Executive Vice President and
                                         Chief Financial Officer

                                INDEX TO EXHIBITS


EXHIBIT NO.           DESCRIPTION
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99.1 Press Release dated January 27, 2005, "Apache's 2004 Earnings Climb 49 percent to Record $1.7 Billion, or $5.03 per Share, as Cash from Operations, Production, Reserves also Reach New Records"